UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2022

QUANTUM FINTECH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4221 W. Boy Scout Blvd.,

Suite 300

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 257-9366

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

As previously disclosed, on November 4, 2021, Quantum FinTech Acquisition Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among the Company, TradeStation Group, Inc., a Florida corporation (“TradeStation”), and TSG Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of TradeStation (“Merger Sub”) pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as the surviving corporation and a wholly-owned subsidiary of TradeStation (the “Business Combination”).

In connection with the Business Combination, TradeStation has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which included a proxy statement to be mailed to the Company’s stockholders in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination.

Attached as Exhibit 99.1 hereto and incorporated by reference herein is an investor presentation, dated February 2022, which will be used by TradeStation at an investor conference.

Additional Information and Where to Find It

Company stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination (the “Special Meeting”), because these documents will contain important information about the Company, TradeStation and the proposed Business Combination. When available, the definitive proxy statement/ prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

The Company’s stockholders may also obtain a copy of the proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Participants in Solicitation

The Company, TradeStation, and their respective directors and officers and certain investors may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-252226), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed Business Combination and other matters to be voted upon at its Special Meeting are set forth in the preliminary proxy statement/preliminary prospectus included in TradeStation’s registration statement on Form S-4 (333-261885), which was filed with the SEC on December 23, 2021. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of the Company and TradeStation and their respective affiliates from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K or such oral statements, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning TradeStation’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholders, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TradeStation’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination, including due to the failure to obtain the requisite approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet the New York Stock Exchange’s listing standards following the consummation of the proposed Business Combination; (d) the failure of PIPE Investors to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of TradeStation or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that TradeStation or the combined company may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the Registration Statement/proxy statement relating to the Business Combination, when available, and in other documents filed or to be filed with the SEC by the Company and TradeStation and available at the SEC’s website at www.sec.gov.

The Company and TradeStation caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor TradeStation undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release, other than pursuant to applicable law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the proposed Business Combination is completed, that the potential benefits of combining the companies will be realized.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated February 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FINTECH ACQUISITION CORPORATION

	By:	/s/ John Schaible
		Name:	John Schaible
		Title:	Chief Executive Officer

Dated: February 17, 2022

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